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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


     We have issued our report dated January 20, 1998, accompanying the consolidated financial statements included in the Annual Report of Prime Bancshares, Inc. and Subsidiaries on Form 10-K for the year ended December 31, 1997. We hereby consent to the incorporation by reference of said report in the Registration Statement on Form S-8.


GRANT THORNTON LLP.
Houston, Texas
March 12, 1998